EXHIBIT 32

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Valley National Bancorp (the “Company”) for the period ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ira Robbins, as Chief Executive Officer of the Company, and Travis Lan, as Interim Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ira Robbins
Ira Robbins
Chairman of the Board
and Chief Executive Officer
February 27, 2025

/s/ Travis Lan
Travis Lan
Executive Vice President and
Interim Chief Financial Officer
(Principal Financial Officer)
February 27, 2025